SUPPLEMENT TO THE CURRENT PROSPECTUS FOR THE MID-CAP SERIES OF LORD ABBETT
                              RESEARCH FUND, INC.



     Effective Immediately, Stephen J. McGruder will serve as Portfolio Manager of the Mid-Cap Series of Lord Abbett Research Fund, Inc. Prior to joining Lord, Abbett & Co. in 1995, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

Mr. McGruder has over 29 years of investment experience.


Effective Date:  July 15, 1998